UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2016

 ExamWorks Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34930

Delaware	27-2909425
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3280 Peachtree Road, N.E.

Suite 2625

Atlanta, GA 30305

(Address of principal executive offices, including zip code)

(404) 952-2400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On April 26, 2016, ExamWorks Group, Inc., a Delaware corporation (“ExamWorks”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Gold Parent, L.P., a Delaware limited partnership (“Parent”) and Gold Merger Co, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, among other things, Merger Sub will merge with and into ExamWorks, with ExamWorks surviving as a wholly owned subsidiary of Parent (the “Merger”). Parent and Merger Sub are affiliates of Leonard Green & Partners, L.P.

At the effective time of the Merger, each share of ExamWorks’ common stock issued and outstanding immediately prior to the effective time (other than (i) shares owned, directly or indirectly, by Parent, Merger Sub, or any other wholly owned subsidiary of Parent; (ii) the Rollover Shares (as defined below); (iii) shares owned by wholly owned subsidiaries of ExamWorks ; and (iv) shares held by shareholders who have properly made and not withdrawn a demand for appraisal rights under Delaware law) will be automatically cancelled and converted into the right to receive $35.05 in cash, without interest, less any applicable taxes required to be withheld.

Consummation of the Merger is subject to customary conditions, including among other things, (i) the approval by the holders of a majority of the voting power of all shares of ExamWorks common stock entitled to vote on the Merger (the “Requisite Shareholder Approval”); (ii) the expiration or early termination of the waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iii) issuance of a notice stating that the Commonwealth of Australia has no objections to the Merger or sufficient lapse of time under the Foreign Acquisitions and Takeover Act of 1975, as amended; and (iv) the absence of any law or order preventing, making illegal or otherwise prohibiting the Merger. Moreover, each party’s obligation to consummate the Merger is subject to certain other conditions, including, among other things, (a) the accuracy of the other party’s representations and warranties (subject to certain qualifications); (b) the other party’s material compliance with its covenants and agreements contained in the Merger Agreement; and (c) the other party’s execution of the Escrow Agreement (as defined in the Merger Agreement). In addition, Parent’s and Merger Sub’s obligations to consummate the Merger are subject to the absence of a Company Material Adverse Effect (as defined in the Merger Agreement) and the consummation of the contribution of the Rollover Shares discussed below.

ExamWorks has made customary representations and warranties in the Merger Agreement and has agreed to customary covenants regarding the operation of the business of ExamWorks and its subsidiaries prior to the closing, including to convene and hold a meeting of its shareholders to consider and vote upon the Merger and, subject to certain customary exceptions, to recommend that its shareholders approve and adopt the Merger Agreement. The Merger Agreement contains a “go shop” provision that, in general, allows ExamWorks to initiate, solicit, encourage, and engage in discussions or negotiations with respect to Alternative Proposals (as defined in the Merger Agreement). In addition, the Merger Agreement contains a customary “no shop” provision that, in general, restricts ExamWorks’ ability to solicit alternative acquisition proposals from third parties and to provide non-public information to and engage in discussions or negotiations with third parties regarding alternative acquisition proposals after the go shop period. The “no shop” provision is subject to a customary “fiduciary out” provision that allows ExamWorks, under certain circumstances and in compliance with certain obligations, to provide non-public information and engage in discussions and negotiations with respect to an unsolicited alternative acquisition proposal that would reasonably be expected to lead to a Superior Proposal (as defined in the Merger Agreement).

The Merger Agreement contains certain customary termination rights for ExamWorks and Parent. The Merger Agreement may be terminated by either Parent or ExamWorks if (i) the Merger is not consummated on or before October 26, 2016; (ii) the Merger becomes subject to a final, non-appealable law or order preventing, making illegal or otherwise prohibiting the Merger; or (iii) the Requisite Shareholder Approval is not obtained following a vote of shareholders taken thereon.

Upon termination of the Merger Agreement under specified circumstances, including with respect to ExamWorks’ entry into an agreement with respect to a Superior Proposal other than made by an Excluded Party (as defined in the Merger Agreement), ExamWorks will be required to pay Parent a termination fee of $47,000,000. If the Merger Agreement is terminated in connection with ExamWorks entering into an alternative acquisition agreement in respect of a Superior Proposal made by an Excluded Party, the termination fee payable by ExamWorks to Parent will be $23,500,000. Under certain specified circumstances as set forth in the Merger Agreement, ExamWorks has agreed to reimburse Parent for up to $10,000,000 of its reasonable out-of-pocket expenses in connection with the Merger Agreement and the transactions contemplated thereby, and any such reimbursed expenses will be deducted from any termination fee that may subsequently be paid to Parent by ExamWorks. The Merger Agreement also provides that Parent will be required to pay ExamWorks a reverse termination fee of $94,000,000 under specified circumstances set forth in the Merger Agreement.

Parent has secured committed financing, consisting of a combination of (i) equity to be provided by an investor group led by funds affiliated with Leonard Green & Partners, L.P. and other investors (collectively, the “Funds”), which have agreed to capitalize Parent, subject to the terms and conditions set forth in certain equity commitment letters entered into by the Funds and Parent; and (ii) debt financing to be provided by Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Bank, PLC and Deutsche Bank, among others, and certain of their respective affiliates. Further, the Funds have each provided ExamWorks with a guarantee in favor of ExamWorks guaranteeing the payment of the reverse termination fee and certain other monetary obligations, subject to the cap specified therein, that may be owed by Parent to ExamWorks pursuant to the Merger Agreement.

Concurrently with the execution of the Merger Agreement, Richard E. Perlman, a member of the Board of Directors of Examworks (the “Board”) and ExamWorks’ Executive Chairman, James K. Price, a member of the Board and ExamWorks’ Chief Executive Officer, Wesley J. Campbell, ExamWorks’ President, Miguel Fernandez de Castro, ExamWorks’ Senior Executive Vice President and Chief Financial Officer, and William Shutzer, a member of the Board (collectively, the “Rollover Investors”), have each entered into a contribution agreement, pursuant to which the Rollover Investors will collectively contribute to Parent up to $45,000,000 of common stock of ExamWorks (the “Rollover Shares”).

Concurrently with the execution of the Merger Agreement, the Rollover Investors also entered into a voting agreement with Parent, pursuant to which the Rollover Investors, among other things, agreed to vote all of the shares of voting capital stock of ExamWorks that they each own in favor of the Merger.

The representations, warranties, and covenants of ExamWorks contained in the Merger Agreement have been made solely for the benefit of Parent and Merger Sub. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement; (ii) have been qualified by (a) matters specifically disclosed in ExamWorks’ filings with the Securities and Exchange Commission (the “SEC”) prior to the date of the Merger Agreement and (b) confidential disclosures made to Parent and Merger Sub in the disclosure letter delivered in connection with the Merger Agreement; (iii) are subject to materiality qualifications contained in the Merger Agreement, which may differ from what may be viewed as material by investors; (iv) were made only as of the date of the Merger Agreement or, in the event the closing occurs, as of the date of the closing, or such other date as is specified in the Merger Agreement; and (v) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding ExamWorks or its business.

Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of ExamWorks or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in ExamWorks’ public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding ExamWorks that is or will be contained in, or incorporated by reference into, the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other documents that ExamWorks files with the SEC.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On April 27, 2016, ExamWorks sent a communication to its employees relating to the transactions contemplated by the Merger Agreement. A copy of the employee communication is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01	Other Events

On April 27, 2016, ExamWorks issued a press release announcing that it entered into the Merger Agreement. A copy of the press release is filed as Exhibit 99.2 hereto and incorporated by reference.

Important Additional Information

In connection with the proposed merger, ExamWorks intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, ExamWorks will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the proposed merger. SHAREHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT EXAMWORKS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when available), and any and all documents filed by ExamWorks with the SEC, may also be obtained for free at the SEC’s website at www.sec.gov. In addition, shareholders may obtain free copies of the documents filed with the SEC by ExamWorks via ExamWorks’ Investor Relations section of its website at www.examworks.com or by contacting Investor Relations by directing a request to ExamWorks Group, Inc., Attention: Investor Relations, 3280 Peachtree Drive Northeast, Suite 2625, Atlanta, GA 30305, or by calling (404) 952-2400.

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. ExamWorks, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the shareholders of ExamWorks in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of ExamWorks’ shareholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in ExamWorks’ proxy statement for its 2015 Annual Meeting of Shareholders, which was filed with the SEC on March 25, 2015, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on February 26, 2016. These documents (when available) may be obtained for free at the SEC’s website at www.sec.gov, and via ExamWorks’ Investor Relations section of its website at www.examworks.com.

Cautionary Note Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. Forward-looking statements can usually be identified by the use of terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will” and similar words or expression. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: (1) ExamWorks may be unable to obtain shareholder approval as required for the merger; (2) conditions to the closing of the merger, including the obtaining of required regulatory approvals, may not be satisfied; (3) the merger may involve unexpected costs, liabilities or delays; (4) the business of ExamWorks may suffer as a result of uncertainty surrounding the merger; (5) the outcome of any legal proceedings related to the merger; (6) ExamWorks may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (8) the ability to recognize benefits of the merger; (9) risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (10) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; (11) the risks described from time to time in ExamWorks’ reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2015, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of ExamWorks’ filings with the SEC; and (12) general industry and economic conditions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, ExamWorks undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated April 26, 2016, among ExamWorks Group, Inc., Gold Parent, L.P. and Gold Merger Co, Inc.
99.1	Communication with Employees, dated April 27, 2016.
99.2	Press Release of ExamWorks Group, Inc., dated April 27, 2016.

* Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Merger Agreement (identified therein) have been omitted from this Report and will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ExamWorks Group, Inc.

Date: April 28, 2016	By:	/s/ J. Miguel Fernandez de Castro
J. Miguel Fernandez de Castro
Chief Financial Officer, Senior Executive Vice President, and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated April 26, 2016, among ExamWorks Group, Inc., Gold Parent, L.P. and Gold Merger Co, Inc.
99.1	Communication with Employees, dated April 27, 2016.
99.2	Press Release of ExamWorks Group, Inc., dated April 27, 2016.

* Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Merger Agreement (identified therein) have been omitted from this Report and will be furnished supplementally to the SEC upon request.